UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 25, 2015

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

VW Credit Leasing, Ltd.

VW Credit, Inc.

Volkswagen Auto Lease Trust 2015-A

(Exact Names of Co-Registrants/Sponsor/Issuing Entity as Specified in their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-185282 333-185282-08	11-365048-3 47-6727487
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Co-Registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Class A-1 0.25000% Notes, Class A-2-A 0.87% Notes, Class A-2-B LIBOR + 0.32% Notes, Class A-3 1.25% Notes and Class A-4 1.42% Notes (the “Notes”) by Volkswagen Auto Lease Trust 2015-A (the “Issuing Entity”) described in the Prospectus Supplement dated February 25, 2015 and the Prospectus dated February 19, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

2

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of February 25, 2015, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, VW Credit, Inc., and Barclays Capital Inc., as representative of the several underwriters.

4.1	Indenture, to be dated as of March 5, 2015, between the Issuing Entity and Citibank, N.A., as indenture trustee.

10.1	Transaction SUBI Supplement 2015-A to Origination Trust Agreement, to be dated as of March 5, 2015, between VW Credit, Inc., as settlor and initial beneficiary, and U.S. Bank National Association, as UTI trustee, administrative trustee and SUBI trustee.

10.2	Transaction SUBI Supplement 2015-A to Servicing Agreement, to be dated as of March 5, 2015 between VW Credit Leasing, Ltd., as origination trust, U.S. Bank National Association, as SUBI trustee, and VW Credit, Inc. as Servicer.

10.3	SUBI Sale Agreement, to be dated as of March 5, 2015, between VW Credit, Inc., as seller, and Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as buyer.

10.4	SUBI Transfer Agreement, to be dated as of March 5, 2015, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller, and Volkswagen Auto Lease Trust 2015-A, as buyer.

10.5	Amended and Restated Trust Agreement, to be dated as of March 5, 2015, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

10.6	Administration Agreement, to be dated as of March 5, 2015, among Volkswagen Auto Lease Trust 2015-A, as issuer, VW Credit, Inc., as administrator, and Citibank, N.A., as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants, Volkswagen Auto Lease/Loan Underwritten Funding, LLC and VW Credit Leasing, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2015	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/ William Horwath
	Name:	William Horwath
	Title:	President & Treasurer

	By:	/s/ Christian Dahlheim
	Name:	Christian Dahlheim
	Title:	Chief Financial Officer

VW CREDIT LEASING, LTD.

By: VW Credit, Inc., as Servicer

	By:	/s/ William Horwath
	Name:	William Horwath
	Title:	Treasurer

	By:	/s/ Horst Meima
	Name:	Horst Meima
	Title:	CFO & Executive Vice President

8-K re: final Underwriting Agreement

and transaction documents